UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

UNITED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-28080	81-0507591
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2779, 120 First Avenue North,
Great Falls, Montana 59403
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (406) 727-6106

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions.

        The information set forth under Item 7.01 is also intended to be furnished under this Item in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

          On October 26, 2005, United Financial Corp. (“United”) announced its financial results for the third quarter ended September 30, 2005. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                 Note to readers: Please see the attached press release for definitions of certain terms.

Item 8.01  Other Events.

        At its October 25, 2005 meeting, the Board of Directors declared a 5 for 4 stock split to shareholders of record on December 14, 2005, payable December 28, 2005. Prior to the stock split, United has 2,451,887 shares outstanding. Fractional shares will be paid in cash.

Cautionary Statement

        All statements included or incorporated by reference in this report, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on United’s current expectations, estimates and projections about United’s industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words, and include, but are not limited to, statements regarding projected results of operations, market acceptance and performance of United’s products and services, the competitive nature of and anticipated growth in United’s markets, its accounting estimates, assumptions and judgments, the impact of tax accounting elections, and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict and that could cause United’s actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties referred to above include, but are not limited to: (i) general economic or industry conditions could deteriorate or be less favorable than expected, resulting in a deterioration in credit quality, a change in the allowance for loan losses, or a reduced demand for United’s products and services; (ii) changes in the domestic interest rate environment could reduce net interest income and could increase loan losses; (iii) changes in the extensive laws, regulations and policies governing financial services companies could alter United’s business environment or affect operations; (iv) the potential need to adapt to industry changes in information technology systems, on which United is highly dependent, could present operational issues or require significant capital spending; (v) competitive pressures could intensify and affect United’s profitability, including as a result of continued industry consolidation, the increased availability of financial services from non-banks, technological developments, or bank regulatory reform; (vi) the impact of weather conditions in the geographic markets and business areas in which United conducts it business; and (vii) capital investments in United’s businesses may not produce expected growth in earnings anticipated at the time of the expenditure. These forward-looking statements speak only as of the date of this report. United undertakes no obligation to revise or update publicly any forward-looking statement for any reason. Readers should also carefully review the risk factors described in documents United files from time to time with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit 99.1 Press Release of United Financial Corp. dated October 26, 2005, reporting financial results for the third quarter of 2005.

SIGNATURES

                Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED FINANCIAL CORP.

Date:	October 27, 2005	By:	/s/ Paula J. Delaney
Paula J. Delaney
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of United Financial Corp. dated October 26, 2005, reporting financial results for the third quarter of 2005